Exhibit 99.1

PRESS RELEASE | September 21, 2022 | NASDAQ:PLL

PIEDMONT LITHIUM CONTINUES GROWTH,
STRENGTHENING SENIOR MANAGEMENT TEAM

New Senior Vice President of Capital Projects and Vice President of Corporate Communications
add experience, expertise, and depth

BELMONT, NC, September 21, 2022 – Piedmont Lithium (“Piedmont”, “Company”) (Nasdaq: PLL; ASX: PLL), a leading global developer of lithium resources critical to the U.S. electric vehicle (“EV”) supply chain, today announced the addition of two new senior leaders as part of its growth strategy to support the increasing demand for domestic lithium hydroxide. Nick Fouche, a Rio Tinto veteran with a global resume, has been named the Senior Vice President of Capital Projects; and Erin Sanders, an award-winning integrated communications strategist, has been named the Vice President of Corporate Communications.

Keith Phillips, President and CEO of Piedmont, said the additions mark an important period of growth for the Company. “Adding these experienced leaders is key as we steadily progress in the development plans of our global portfolio of spodumene resources,” he explained. “Nick has a proven track record of successfully delivering large, multi-disciplinary projects, which will be instrumental as we move into execution mode in the targeted development of our core projects; and Erin’s broad communications background will play a key role in shaping our brand, culture, and perception among our internal and external stakeholders as we move forward. Nick and Erin are great additions to our Piedmont senior management bench, and I am excited to welcome them to the team.”

Fouche brings nearly three decades of experience to his position as Senior Vice President of Capital Projects. In his role, he oversees the development of project execution strategies for Piedmont’s global portfolio to deliver on objectives and support the Company’s safety, environment, and health commitments. Fouche has spent his career in the mining industry and worked for nearly 20 years for Rio Tinto, one of the world’s largest metals and mining corporations. He has a global background and has held a range of leadership positions for several organizations in addition to Rio Tinto, including South32, Palabora Mining Company, and Ero Copper Corp.

As the Vice President of Corporate Communications, Sanders is responsible for all corporate and executive communications, brand reputation, crisis and issues management, employee communications, community relations, public relations, and social media strategies for Piedmont. With significant experience in the mining and manufacturing industries, she has spent her 30-year career at leading global and regional communications agencies helping to build the brand identities of Fortune 500 companies and guiding some of the world’s top organizations in achieving their business objectives.

Fouche and Sanders are among a long list of new additions to Piedmont that will strengthen the senior management, technical, and administrative teams. In the past six months, the Company has hired nine new employees in addition to Fouche and Sanders who broaden our base of expertise in several key areas.

These individuals include:

•	Maxwell Appiah, Senior Electrical Engineer
•	Emily Carroll, Mining Engineer
•	Elvir Dedajic, Technical Accounting and Internal Controls Manager
•	Meredith Dugas, Senior Communications Manager
•	Jonathan Freeman, Property Manager
•	Ashley Johnson, Executive Assistant to the President
•	Dylan Manion, Senior Human Resources Manager
•	Jennifer Morales, Executive Assistant and Project Coordinator
•	Robert Wilkerson, Senior Mining Engineer

For further information, contact:

Erin Sanders	Christian Healy/Jeff Siegel
VP, Corporate Communications	Media Inquiries
T: +1 704 575 2549	E: Christian@dlpr.com
E: esanders@piedmontlithium.com	E: Jeff@dlpr.com

About Piedmont Lithium
Piedmont Lithium (Nasdaq: PLL; ASX: PLL) is developing a world-class, multi-asset, integrated lithium business focused on enabling the transition to a net zero world and the creation of a clean energy economy in North America. Our goal is to become one of the largest lithium hydroxide producers in North America by processing spodumene concentrate produced from assets where we hold an economic interest.  Our projects include our Carolina Lithium and Tennessee Lithium projects in the United States and partnerships in Québec with Sayona Mining (ASX: SYA) and in Ghana with Atlantic Lithium (AIM: ALL).  These geographically diversified operations will enable us to play a pivotal role in supporting America’s move toward energy independence and the electrification of transportation and energy storage. For more information, visit www.piedmontlithium.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of or as described in securities legislation in the United States and Australia, including statements regarding exploration, development, and construction activities of Sayona Mining and Piedmont; current plans for Piedmont’s mineral and chemical processing projects; strategy; and strategy. Such forward-looking statements involve substantial and known and unknown risks, uncertainties, and other risk factors, many of which are beyond our control, and which may cause actual timing of events, results, performance or achievements and other factors to be materially different from the future timing of events, results, performance, or achievements expressed or implied by the forward-looking statements. Such risk factors include, among others: (i) that Piedmont or Sayona Mining will be unable to commercially extract mineral deposits, (ii) that Piedmont’s or Sayona Mining’s  properties may not contain expected reserves, (iii) risks and hazards inherent in the mining business (including risks inherent in exploring, developing, constructing and operating mining projects, environmental hazards, industrial accidents, weather or geologically related conditions), (iv) uncertainty about Piedmont’s ability to obtain required capital to execute its business plan, (v) Piedmont’s ability to hire and retain required personnel, (vi) changes in the market prices of lithium and lithium products, (vii) changes in technology or the development of substitute products, (viii) the uncertainties inherent in exploratory, developmental and production activities, including risks relating to permitting, zoning and regulatory delays related to our projects as well as the projects of our partners in Quebec and Ghana, (ix) uncertainties inherent in the estimation of lithium resources, (x) risks related to competition, (xi) risks related to the information, data and projections related to Sayona Quebec and Sayona Mining, (xii) occurrences and outcomes of claims, litigation and regulatory actions, investigations and proceedings, (xiii) risks regarding our ability to achieve profitability, enter into and deliver product under supply agreements on favorable terms, our ability to obtain sufficient financing to develop and construct our projects, our ability to comply with governmental regulations and our ability to obtain necessary permits, and (xiv) other uncertainties and risk factors set out in filings made from time to time with the U.S. Securities and Exchange Commission (“SEC”) and the Australian Securities Exchange, including Piedmont’s most recent filings with the SEC. The forward-looking statements, projections and estimates are given only as of the date of this presentation and actual events, results, performance, and achievements could vary significantly from the forward-looking statements, projections and estimates presented in this presentation. Readers are cautioned not to put undue reliance on forward-looking statements. Piedmont disclaims any intent or obligation to update publicly such forward-looking statements, projections, and estimates, whether as a result of new information, future events or otherwise. Additionally, Piedmont, except as required by applicable law, undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Piedmont, its financial or operating results or its securities.